Prepayments	12 Months Ended
Jun. 30, 2022
Current Prepayments And Current Accrued Income Including Current Contract Assets [Abstract]
Prepayments

Note 12 Prepayments

	June 30,
	2022	2021
Deferred share issuance costs	$—	$2,175,347
Prepayments of inventory components	1,619,629	—
Prepaid general and administrative expenses	5,737,288	362,860
Total	$7,356,917	$2,538,207

Prepaid general and administrative expenses consisted primarily of prepaid Director and Officer insurance premiums ($5.2 million at June 30, 2022).

Deferred share issuance costs, which consisted primarily of direct and incremental legal and advisory fees related to the Company’s proposed NASDAQ listing, were capitalized in prepayments on the consolidated balance sheet as at June 30,

2021. These have been expensed in the current year following a change in the Company’s plans with respect to its contemplated activities in the US capital markets.